UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025
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NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

District of Columbia	1-7102	52-0891669
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20701 Cooperative Way,	Dulles,	VA	20166-6691
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code:  (703) 467-1800

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.35% Collateral Trust Bonds, due 2026	NRUC 26	New York Stock Exchange
5.50% Subordinated Notes, due 2064	NRUC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On January 14, 2025, National Rural Utilities Cooperative Finance Corporation (“CFC”) entered into a Fifth Amended and Restated First Supplemental Note Purchase Agreement (the “Supplemental Note Purchase Agreement”) with Farmer Mac Mortgage Securities Corporation (“FMMSC”), a subsidiary of Federal Agricultural Mortgage Corporation (“Farmer Mac”), as Purchaser, and Farmer Mac, as Guarantor. This agreement amends the terms for issuing notes under the Amended and Restated Master Note Purchase Agreement, originally dated March 24, 2011, and subsequently amended as follows:

•First Supplemental Note Purchase Agreement: March 24, 2011
•Amended and Restated First Supplemental Note Purchase Agreement: January 8, 2015
•Second Amended and Restated First Supplemental Note Purchase Agreement: February 26, 2018
•Third Amended and Restated First Supplemental Note Purchase Agreement: May 20, 2021
•Fourth Amended and Restated First Supplemental Note Purchase Agreement: June 15, 2022

The Supplemental Note Purchase Agreement:

•Increases the Maximum Purchase Amount from $6 billion to $6.5 billion
•Extends the draw period for notes from June 30, 2027, to January 14, 2030
•Allows for successive one-year renewals upon sixty days' notice by CFC, subject to approval by Farmer Mac and Farmer Mac Mortgage Securities Corporation

As of January 14, 2025, the Company has $3.5 billion of secured notes outstanding under the Master Note Purchase Agreement. Also on January 14, 2025, Farmer Mac, FMMSC, CFC and U.S. Bank National Association, as collateral agent, entered into a Third Amended and Restated Pledge Agreement (“Amended Pledge Agreement”), which amends and restates in its entirety the Second Amended, Restated and Consolidated Pledge Agreement, dated as of July 31, 2015. CFC is required to pledge eligible distribution system or power supply system loans as collateral in an amount at least equal to the total principal amount of notes outstanding under the Supplemental Note Purchase Agreement.

The foregoing description is a summary and is qualified in its entirely by reference to the full text of the Supplemental Note Purchase Agreement and Amended Pledge Agreement, which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2025

Item 9.01	Financial Statements and Exhibits.

(d)     The following exhibit is filed as part of this report:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES	COOPERATIVE
FINANCE CORPORATION

By:	/s/ YU LING WANG
Yu Ling Wang
Senior Vice President and Chief Financial Officer

Dated:  January 15, 2025